TIFF Investment Program, Inc. (TIP)
Supplement dated June 18, 2009 to the Prospectus dated April 30, 2009

This supplement provides new and additional information to the prospectus.  It replaces any previous supplements to the April 30, 2009 prospectus.

The Board of Directors of TIP (“Board”) has approved changes to Multi-Asset Fund’s self-constructed benchmark to be effective as of July 1, 2009.

As of July 1, 2009, the following section will replace the table appearing after the second paragraph of the Multi-Asset Fund section entitled “Performance Benchmark” on page 3 of the prospectus:

Asset Segment	Weight	Benchmark*
Total Return Assets
Global Stocks	58%
Blended index comprising MSCI World Index (W) and MSCI Emerging Markets Index (EM), weighted as follows:  EM weight is 1.5 times the percentage weight of emerging markets in the MSCI All Country World Index; W weight is 100% minus EM weight.

High Yield Bonds	7%	Barclays Capital High Yield 2% Issuer Capped Bond Index
Inflation Hedges
Commodities	5%	Dow Jones-UBS Commodity Index Total Return** (see next page)
REITs	5%	MSCI US REIT Index
All Purpose Hedges
Inflation-Linked Bonds	20%	Barclays Capital US Government Inflation-Linked Bond Index
Cash Equivalents	5%	Merrill Lynch US 6-Month Treasury Bill Index
Weightings are rebalanced at each quarter-end.

* In addition to reporting the performance of this self-constructed benchmark, the Fund may report adjusted performance for performance generated after June 30, 2009, equal to the weighted average return of the self-constructed benchmark less 0.20% per annum to reflect an estimate of the costs of investing in the benchmark's segments passively.  This change to the self-constructed benchmark represents the eighth time the benchmark has changed since MAF’s inception in 1995.  Performance reported for the self-constructed benchmark reflects the benchmark’s allocations and segment weights in place at the time the performance was generated; historical performance is not adjusted when the self-constructed benchmark changes.

** Formerly known as the Dow Jones AIG Commodity Total Return Index.

The following paragraph replaces the first paragraph in the second column of the Multi-Asset Fund section on page 4 of the prospectus:

The fund may invest in rated and unrated debt obligations of all investment grades, but not more than 20% may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor’s or Baa by Moody’s) or unrated but deemed to be of similar quality.  Bonds rated below investment grade are commonly referred to as “junk bonds.”

The Board has approved a new Money Manager Agreement for TIFF Multi-Asset Fund (“Multi-Asset Fund” or “MAF”) with existing money manager, Smith Breeden Associates, Inc., to be effective July 1, 2009, and with Southeastern Asset Management, a money manager that is new to MAF, effective June 17, 2009.  Also effective as of June 17, 2009, the Board approved an amendment to the Money Manager Agreement with Wellington Management Company, LLP for Multi-Asset Fund.

The following paragraph is added to the Multi-Asset Fund section entitled “Money Managers and Their Strategies” on page 5 of the prospectus, after the description of Smith Breeden Associates, Inc. and before the description of TIFF Advisory Services, Inc.:

Southeastern Asset Management, Inc. manages two separate investment mandates for Multi-Asset Fund:  the first is a global equity mandate consisting of a concentrated portfolio of primarily mid- and large-cap US and foreign companies believed to be significantly undervalued. The second investment mandate is a Japan equity mandate, which consists of a concentrated portfolio of primarily Japanese companies believed to be significantly undervalued.  Within both portfolios, Southeastern seeks long-term capital growth by acquiring primarily equity securities of financially strong, well-managed companies, which it sells when they approach estimated value.

The following paragraph replaces the paragraph regarding Wellington Asset Management, LLP in the Multi-Asset Fund section entitled “Money Managers and Their Strategies” on page 5 of the prospectus:

Wellington Management Company, LLP manages two separate investment mandates for Multi-Asset Fund: the first, a natural resource-related stock mandate for which Wellington utilizes moderate rotation among sectors in conjunction with a bottom-up approach to security selection, analyzing such factors as a company’s asset and management quality, internal reinvestment opportunities, investment strategy, and responsiveness to changes in the environment.  The second investment mandate is a high yield bond mandate. Wellington selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, the manager looks for companies whose prospects are stable or improving and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation.

The following paragraph replaces the first paragraph of the section entitled “Principal Investment Strategies” of the TIFF International Equity Fund section starting on page 6 of the prospectus:

Principal Investment Strategies. The fund focuses on common stocks of non-US issuers.  The fund will generally invest in developed markets (such as Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom) but may also invest in emerging markets.  Exposure to emerging markets will normally be within a range equal to the exposure to emerging markets in the fund’s benchmark, MSCI All Country World Index ex US, plus or minus 15%, subject to a minimum exposure to emerging markets of 0% of the fund.   The allocation between developed markets and emerging markets can be expected to change with exposure to emerging markets potentially increasing or decreasing as the composition of the MSCI All Country World Index ex US changes or for other reasons.  The fund invests in companies of all sizes and may invest a significant portion of its assets in smaller companies.  The fund does not concentrate in any one sector.  The fund may invest a significant portion of its assets in synthetic and derivative instruments, such as futures, options, swaps, and warrants, in order to gain or hedge exposure to the fund’s performance benchmark or one or more segments of the benchmark, including currency exposures.  Generally, these investments are designed to complement the fund’s other holdings, thereby adjusting the fund’s overall exposure toward the levels desired by TAS.

The following paragraph replaces the paragraph captioned "Below Investment Grade Risk" in the section entitled "Risk Return Analysis – General Risks" on page 10 of the prospectus:

Below Investment Grade Risk. Credit risk is particularly significant for debt securities that are rated below investment grade ("junk bonds").   Issuers of below investment grade debt securities are not as strong financially as those issuing securities with higher credit ratings.  These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. Below investment grade debt securities are predominantly speculative and may not pay interest or return principal as scheduled. If an issuer stops making interest and/or principal payments, payments on the securities may never resume and the fund could lose its investment.  The prices of below investment grade debt securities fluctuate more than higher-quality securities.  Prices are especially sensitive to developments affecting the issuer's business and to changes in the ratings assigned by rating agencies. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a fund's ability to sell these securities (liquidity risk). In addition, the entire below investment grade debt securities markets can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default or other factors. [Multi-Asset Fund]

The following paragraph replaces the paragraph captioned "Emerging Markets Risk" in the section entitled "Risk Return Analysis – General Risks" on page 10 of the prospectus:

Emerging Markets Risk.   Risks associated with foreign investments are intensified in the case of investments in emerging market countries, whose political, legal, economic and social systems supporting their securities markets tend to be less developed and less stable than those of more developed nations.  Some additional significant risks include: political and social uncertainty (for example, regional conflicts and risk of war); currency exchange rate volatility; pervasiveness of corruption and crime; delays in settling portfolio transactions; risk of loss arising out of systems of share registration and custody; weaker government supervision and regulation of business and industry practices and securities market participants; markets that are comparatively smaller and less liquid than developed markets and may be substantially more volatile; currency and capital controls; inflation, deflation or currency devaluation; and greater sensitivity to interest rate changes. [Multi-Asset and International Equity Funds]

The following sentence is added to the end of footnote [c] to the performance table on page 14 of the prospectus:

The Constructed MAF Index will change again as of July 1, 2009.

The following section replaces the table in the section entitled “Fees and Annual Operating Expenses” on page 16 of the prospectus:

	MAF*	IEF	USEF	STF
Shareholder Fees (paid directly from the shareholder’s investment)
Sales Loads	None	None	None	None
Transaction Charges paid to Funds[a]
Entry Fees on Purchases	0.50%	0.75%	0.25%	None
Exit Fees on Redemptions	0.50%	0.75%	0.25%	None
Annual Operating Expenses
(expenses that are deducted from fund assets)
Management Fees[b]	0.36%	0.54%	0.46%	0.03%
TAS	0.16%	0.15%	0.15%	0.03%
Money Managers	0.20%	0.39%	0.31%	—
Other Expenses[c]	0.24%	0.26%	0.22%	0.17%
Acquired Fund Fees and Expenses[d]	0.65%	0.95%	0.32%	None
Total	1.25%[e]	1.75%[e]	1.00%[e]	0.20%

* The expense information for MAF has been restated to show an estimate of what the fund’s expenses would have been in 2008 had the Money Manager Agreements described in this supplement been in effect during 2008.

[a]
Entry and Exit Fees. While each fund is no-load (i.e., does not charge sales commissions), the Multi-Asset, International Equity, and US Equity Funds assess entry and exit fees as set forth in the above table, expressed as a percentage of the purchase or redemption amount. The reasons for these fees are described in detail in the section entitled Member Information — Fees. TAS may waive these fees when the transaction will not result in signiﬁcant costs for the fund.

[b]
Management Fees. The management fees listed above include advisory fees and fees of those money managers that manage separate accounts on behalf of a fund. Many of the money managers have performance-based fee schedules and therefore these fees will vary over time depending in part on the performance of the fund assets managed by those money managers. These fees are deducted from fund assets and are expressed as a percentage of average net assets. For further discussion of money manager fees, see the section of the SAI entitled Performance-Based Fees for Money Managers.

[c]
Other Expenses. This category includes administration fees, custody fees, interest expense, legal and audit fees, and other miscellaneous fund expenses. These expenses are deducted from fund assets and are expressed as a percentage of average net assets. Excluding interest expense and dividends paid on securities sold short, other expenses incurred by the Multi-Asset Fund were 0.15%.

[d]
Acquired Fund Fees and Expenses. This category represents the approximate fees and expenses indirectly incurred by a fund as a result of the fund’s investment in the securities of the CIVs, including other investment companies, based upon the data provided as of the date of this prospectus. The total expenses attributable to the CIVs, which are reﬂected as a reduction in the CIVs’ gross returns, may differ signiﬁcantly from period to period due to the variability of incentive fees. Excluding interest expense and dividends paid on securities sold short by the CIVs, Acquired Fund Fees and Expenses indirectly incurred by the Multi-Asset, International Equity, and US Equity Funds were 0.28%, 0.33%, and 0.07%, respectively.

[e]
Total. Total annual fund operating expenses may not correspond to the ratios of expenses to average net assets shown in the Financial Highlights section in this prospectus, which reﬂect the operating expenses of the fund and do not include Acquired Fund Fees and Expenses.

The following section replaces the table regarding the Example in the section entitled “Fees and Annual Operating Expenses” on page 17 of the prospectus:

Expenses per $10,000 Investment
	MAF*	IEF	USEF	STF
One Year
With redemption at end of period	$ 228	$ 328	$ 153	$ 20
No redemption at end of period	$ 177	$ 252	$ 127	$ 20
Three Years
With redemption at end of period	$ 500	$ 704	$ 371	$ 64
No redemption at end of period	$ 445	$ 622	$ 343	$ 64
Five Years
With redemption at end of period	$ 793	$1,104	$ 606	$113
No redemption at end of period	$ 733	$1,017	$ 576	$113
Ten Years
With redemption at end of period	$1,626	$2,224	$1,283	$255
No redemption at end of period	$1,554	$2,122	$1,247	$255

* The example for MAF has been restated using the estimate of what the fund’s 2008 expenses would have been had the Money Manager Agreements described in this supplement been in effect during 2008, as shown in the expense table above.

The following paragraph replaces the paragraph regarding Smith Breeden Associates, Inc. in the section entitled "Money Manager Fee Arrangements and Portfolio Managers – Multi-Asset Fund" on page 25 of the prospectus:

Smith Breeden Associates, Inc. (280 South Magnum Street, Suite 301, Durham, NC 27701) is compensated based on performance.  Its fee formula entails a floor of 10 basis points on the first $200 million of aggregate net assets managed on applicable TIP funds (5 basis points on the aggregate net assets over $200 million managed on behalf of applicable TIP funds), a cap of 85 basis points, and a fulcrum fee of 48 basis points.  The portfolio must earn 205 basis points over the total return of a benchmark, measured over rolling 12-month periods, in order for the manager to earn the fulcrum fee.  Effective July 1, 2009, the benchmark for purposes of determining excess return is the total return of the Barclays Capital US Government Inflation-Linked Bond Index (“TIPS Index”).  For periods prior to July 1, 2009, the benchmark is the weighted average return of a blend of 33% Citigroup 10-year US Treasury Index and 67% 10-year US Treasury Inflation Protection Security (“Prior Benchmark”).  For a transitional period of the first 12 months after July 1, 2009, excess return will be calculated by comparing actual gross return of assets in the Multi-Asset Fund managed by Smith Breeden against total return of the TIPS Index for each month in the rolling 12-month period commencing on or after July 1, 2009 and against that of the Prior Benchmark for each month in the rolling 12-month period ending on or before June 30, 2009.  For all rolling 12-month measurement periods after the transitional period, the benchmark for determining excess return will be the TIPS Index.  Timothy D. Rowe (Principal) has been a portfolio manager with Smith Breeden since 1988 and has managed assets for the fund since 2003. Daniel Dektar (Chief Investment Officer) has been employed by Smith Breeden since 1986 and has managed assets for the fund since 2009.

The following paragraph is added to the section entitled "Money Manager Fee Arrangements and Portfolio Managers – Multi-Asset Fund" on page 25 of the prospectus, after the description of Smith Breeden Associates, Inc. and before the description of TIFF Advisory Services, Inc.:

Southeastern Asset Management, Inc. (6410 Poplar Avenue, Suite 900, Memphis, TN 38119) is compensated based on assets.  For the global equity mandate, the manager receives 1.00% per year on all assets comprising the global equity portfolio.  For the Japan equity mandate, the manager receives 1.50% per year on the first $50 million of assets; 1.25% per year on the next $50 million of assets; and 1.00% per year on all assets comprising the Japan equity portfolio above $100 million; provided that for purposes of determining the applicable fee rate for the Japan equity portfolio, the assets of MAF’s Japan equity portfolio will be aggregated with the assets of any other Japan equity portfolio separately managed by the manager for any fund bearing the TIFF name.  O. Mason Hawkins, CFA (Chairman and Chief Executive Officer), and G. Staley Cates, CFA (President), head the investment team responsible for making investment decisions for the global equity and Japan equity portfolios managed for MAF.  Mr. Hawkins began his investment career in 1972 and joined Southeastern as a co-founder in 1975.  Mr. Cates began his investment career in 1986 when he joined Southeastern.  Southeastern has managed assets for the fund since 2009.

The following paragraph replaces the paragraph regarding Wellington Management Company, LP. in the section entitled "Money Manager Fee Arrangements and Portfolio Managers – Multi-Asset Fund" on page 26 of the prospectus:

Wellington Management Company, LLP (75 State Street, Boston, MA 02109) is compensated based on assets.  The manager receives 0.45% per year on the first $50 million of its portfolio, 0.40% per year on the next $50 million, and 0.35% per year on amounts above $100 million.  The asset-based fee rate is the same for assets managed by Wellington Management in the natural resource-related stocks portfolio and the high yield bond portfolio, although the fee rate is applied separately to each portfolio.  James A. Bevilacqua (Senior Vice President and Equity Portfolio Manager) has been an investment professional with Wellington Management since 1994 and has been a portfolio manager of the fund since 2003.  Karl E. Bandtel (Senior Vice President and Equity Portfolio Manager) has been an investment professional with Wellington Management since 1990 and has been involved in portfolio management and securities analysis of the fund since 1996.  Christopher A. Jones, CFA, (Vice President and Fixed Income Portfolio Manager) has been an investment professional with Wellington Management since 1994 and has been a portfolio manager for the fund since 2009.  Nathan S. Levy (Vice President and Fixed Income Portfolio Manager) has been an investment professional with Wellington Management since 2003 and has been a portfolio manager for the fund since 2009.

Please keep this supplement for future reference.